UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2008

ARGAN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31756	13-1947195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Church Street, Suite 401, Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (301) 315-0027

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b) Departure of Principal Officer

Effective August 29, 2008, Timothy Curran resigned as Chief Executive Officer and as President of Gemma Power Systems, LLC (“Gemma”), a wholly-owned subsidiary of Argan, Inc. (the “Company”).

Item 5.02(c) Appointment of Principal Officer

On September 3, 2008, the Company appointed William F. Griffin, Jr., age 53, as Chief Executive Officer and President of Gemma. Mr. Griffin has been Vice Chairman of Gemma since November 1, 2007. From December 6, 2006 to November 1, 2007, he was Chief Executive Officer of Gemma and from March, 1997 to December, 2006, he was a fifty (50) percent owner and a senior executive officer of Gemma. Currently, Mr. Griffin has an employment contract with Gemma that terminates in June, 2009.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Argan, Inc. Press Release, issued September 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: September 5, 2008	By:	/s/ Arthur F. Trudel
Arthur F. Trudel Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Argan, Inc. Press Release, issued September 3, 2008.